ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS OR PRIVATE PLACEMENT MEMORANDUM FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       $855,534,000 (APPROXIMATE BALANCE)          JULY 29, 2004
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


APPROXIMATE SECURITIES STRUCTURE:
---------------------------------

                                                   EXPECTED       EXPECTED
                                   APPROXIMATE      CREDIT        WEIGHTED       EXPECTED
            EXPECTED RATING       FACE/NOTIONAL    SUPPORT      AVERAGE LIFE      PAYMENT
   CLASS     MOODY'S / S&P        AMOUNT ($MM)    (% OF UPB)     (YEARS) (A)    WINDOW (A)
---------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
---------------------------------------------------------------------------------------------
 A-1            Aaa/AAA                 66.0        15.625%           3.00      09/04-04/09
 A-2            Aaa/AAA                 80.1        15.625%           5.70      04/09-06/11
 A-3            Aaa/AAA                101.8        15.625%           7.90      06/11-09/13
 A-4            Aaa/AAA                433.0        15.625%           9.75      09/13-07/14
 A-1A(b)        Aaa/AAA                107.0        15.625%           7.99      09/04-08/14
 B               Aa2/AA                 25.7        12.875%           9.99      08/14-08/14
 C              Aa3/AA-                 10.5        11.750%           9.99      08/14-08/14
 D                A2/A                  18.7         9.750%           9.99      08/14-08/14
 E               A3/A-                  12.8         8.375%           9.99      08/14-08/14
---------------------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (C)
---------------------------------------------------------------------------------------------
 X-1(d)         Aaa/AAA                933.7          N/A
 X-2(d)         Aaa/AAA                902.8          N/A
 F             Baa1/BBB+                10.5         7.250%
 G              Baa2/BBB                15.2         5.625%
 H             Baa3/BBB-                14.0         4.125%
 J              Ba1/BB+                  5.8         3.500%
 K               Ba2/BB                  5.8         2.875%
 L              Ba3/BB-                  4.7         2.375%
 M               B1/B+                   2.3         2.125%
 N                B2/B                   3.5         1.750%
 O               B3/B-                   3.5         1.375%
 P               NR/NR                  12.8            --
 Q               NR/NR                    --            --
          TOTAL SECURITIES:           $933.7
---------------------------------------------------------------------------------------------

(a)  Calculated at 0% CPR, assuming no balloon payment extension.
(b)  Group 2 only.
(c)  Not offered hereby.
(d)  Notional amount of interest only class.

KEY FEATURES:
-------------
Co-Lead Managers:        Deutsche Bank Securities Inc.
                         Morgan Stanley & Co. Incorporated

Co-Managers:             Credit Suisse First Boston LLC
                         GMAC Commercial Holding Capital Markets Corp.
                         Greenwich Capital Markets, Inc.

Originators:             GMAC Commercial Mortgage Corporation ("GMACCM") (50.9%)
                         Morgan Stanley Mortgage Capital Inc. ("MSMC") (27.0%)
                         German American Capital Corporation ("GACC") (22.2%)

Collateral:              74 Mortgage Loans ($933,734,532)

Master Servicer:         GMACCM

Special Servicer:        Midland Loan Services, Inc.

Trustee:                 LaSalle Bank National Association

Pricing:                 July 2004

Closing:                 August 2004

Cut-Off Date:            August 1st, 5th  and 8th, 2004

Distribution Date:       10th of each month, or following business day
                         (commencing September 10, 2004)

Payment Delay:           9 days

ERISA Eligible:          Classes A-1, A-2, A-3, A-4, A-1A, B, C, D
                         and E are expected to be ERISA eligible subject to certain conditions for eligibility

Structure:               Sequential pay

Day Count:               30/360

Tax Treatment:           REMIC

Rated Final
Distribution Date:       August 2038

Clean up Call:           1.0%

Minimum Denominations:   Publicly Offered Classes: $25,000 & $1

Delivery:                DTC for publicly offered classes

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you and by any other information filed with the SEC. The Lead Managers and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind. This material is furnished to you by the Lead Managers and Co-Managers and not by the issuer of the securities. Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated and are acting as the Lead Managers. Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., and Greenwich Capital Markets, Inc. are acting as the Co-Managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates, other than GMAC Commercial Holding Capital Markets Corp., has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.